SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                       August 21, 2000 (August 18, 2000)
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                              LOG ON AMERICA, INC.
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               (Exact name of Registrant as specified in charter)

         Delaware                      0-25761                    05-0496586
(State or other jurisdic-            (Commission                (IRS Employer
 tion of incorporation)               File Number)           Identification No.)

One Cookson Place, 6th Floor    Providence, Rhode Island            02903
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:          (401) 459-6298
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Item 5. Other Events.

      Legal Proceedings.

      On August 18, 2000, Log On America, Inc. commenced legal proceedings against the holders of its Series A Convertible Preferred stock and certain of the holders' affiliates. For a more detailed description of our legal proceedings, see the form of our press release attached hereto as Exhibit 99.1, dated August 21, 2000.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

Exhibit No.                Description.

 99.1   Press release of Log On America, Inc., dated August 21, 2000

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LOG ON AMERICA, INC.

August 21, 2000                             By: /s/ David R. Paolo
                                                -------------------------
                                                David R. Paolo, President


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

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                          EXHIBIT TITLE

 99.1   Press release of Log On America, Inc., dated August 21, 2000.


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